UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2013

EMC METALS CORP.

(Exact name of registrant as specified in its charter)

000-54416

(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431

(Address of principal executive offices) (Zip Code)

(775) 355-9500

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2013, EMC Metals Corp. completed the sale and transfer of its 100% interest in the Springer Mining Company to Americas Bullion Royalty Corp. The sale of Springer Mining Company, along with certain other Nevada properties, was completed with a final payment having been made in December 2013 for a total cash sale price of US$5,000,000.

The other EMC Metals Corp. properties included in the sale to Americas Bullion Royalty Corp. are the Copper King (tungsten) Property in Pershing County, Nevada, and the Carlin Vanadium Property in Elko County, Nevada.

EMC Metals Corp. and Americas Bullion Royalty Corp. have one director in common.

Item 9.01 Financial Statements and Exhibits

10.1	Letter Agreement between EMC Metals Corp. and Americas Bullion Royalty Corp. dated September 13, 2013.
10.2	Addendum to Letter Agreement between EMC Metals Corp. and Americas Bullion Royalty Corp. dated December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC Metals Corp.
Date	January 3, 2014	(Registrant)
/s/ George Putnam
George Putnam, Chief Executive Officer